FAIR VALUE DISCLOSURES	12 Months Ended
Jun. 30, 2025
FAIR VALUE DISCLOSURES
FAIR VALUE DISCLOSURES

11.FAIR VALUE DISCLOSURES

ASC Topic 820, Fair Value Measurements (ASC 820), defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date” within an entity’s principal market, if any. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity, regardless of whether it is the market in which the entity will ultimately transact for a particular asset or liability or if a different market is potentially more advantageous. Accordingly, this exit price concept may result in a fair value that differs from the transaction price or market price of the asset or liability.

ASC 820 provides a framework for measuring fair value under U.S. GAAP, expands disclosures about fair value measurements, and establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels of the fair value hierarchy are summarized as follows:

Level 1 – Fair value is based on quoted prices in active markets for identical assets or liabilities.

Level 2 – Fair value is determined using significant observable inputs, generally either quoted prices in active markets for similar assets or liabilities, or quoted prices in markets that are not active.

Level 3 – Fair value is determined using one or more significant inputs that are unobservable in active markets at the measurement date, such as a pricing model, discounted cash flow, or similar technique.

The Company utilizes fair value measurements to account for certain items and account balances within the consolidated financial statements. Fair value measurements may also be utilized on a non-recurring basis, such as for the impairment of long-lived assets. The fair value of financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and certain accrued liabilities approximate their carrying amounts due to the short-term nature of these instruments. The Company’s Level 1 assets consist of cash and cash equivalents and investments in marketable securities in the accompanying consolidated balance sheets. The value of accounts payable and accrued expenses approximate fair value due to the short-term nature of these liabilities, and the carrying value of the Company’s long-term debt approximates fair value at each balance sheet date because the stated rate of interest of the debt approximates the market interest rate at which the Company can borrow similar debt. As of June 30, 2025 and 2024, the Company did not have any assets or liabilities measured at fair value classified as Level 2 or Level 3.

The Company held investments in marketable securities of ¥25,303 thousand and ¥20,844 thousand as of June 30, 2025 and 2024, respectively. In the fiscal years ended June 30, 2025, 2024, and 2023, losses recognized on investments in marketable securities were as follows.

	For the Fiscal Years Ended June 30,
	2025	2024	2023
			(as restated)
Net gain (loss) recognized during the period on investments in marketable securities	¥4,459	¥(1,965)	¥(96)
Less: Net gain (loss) recognized during the period on investments in marketable securities sold during the period	—	—	—
Unrealized gain (loss) recognized during the reporting period on investments in marketable securities still held at the reporting date	¥4,459	¥(1,965)	¥(96)